UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2005

Lucent Technologies Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11639	22-3408857
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Mountain Avenue, Murray Hill , New Jersey		07974
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	908-582-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02

(d) Election of New Director:

On November 10, 2005, Lucent Technologies Inc. issued the press release attached as Exhibit 99.1, announcing the election of Linnet F. Deily to its Board of Directors as of November 9, 2005. The Board of Directors is evaluating board committee assignments for Ms. Deily and expects to appoint her to a committee in the coming months.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press release issued by Lucent Technologies Inc. on November 10, 2005, announcing the election of Linnet F. Deily to its Board of Directors as of November 9, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucent Technologies Inc.

November 10, 2005	By:	/s/ Michael C. Keefe

Name: Michael C. Keefe
Title: Law Vice President, Corporate and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 10, 2005